Exhibit 1.1

BRANDYWINE REALTY TRUST

6.90% SERIES E CUMULATIVE REDEEMABLE

PREFERRED SHARES OF BENEFICIAL INTEREST

(LIQUIDATION PREFERENCE $25 PER SHARE)

UNDERWRITING AGREEMENT

April 3, 2012

To the Representatives of the

  several Underwriters named in the

  Pricing Agreement hereinafter described

Ladies and Gentlemen:

From time to time Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), and Brandywine Operating Partnership, L.P., a Delaware limited partnership and a subsidiary of the Company (the “Operating Partnership”), may enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, for the Company to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its 6.90% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share and liquidation preference $25 per share (the “Preferred Shares”), which will have the rights, powers and preferences set forth in the Articles Supplementary of 6.90% Series E Cumulative Redeemable Preferred Shares (the “Articles Supplementary”), as specified in Schedule I to such Pricing Agreement (with respect to such Pricing Agreement, the “Firm Shares”). In certain circumstances, the Preferred Shares will be convertible into shares of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), plus cash in lieu of fractional shares (the shares of Common Stock into which the Preferred Shares are convertible, the “Conversion Shares”). If specified in the applicable Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Preferred Shares specified in such Pricing Agreement as provided in Section 3 hereof (the “Optional Shares”). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the “Designated Shares”).

The terms and conditions of any particular issuance of Designated Shares will be as specified in the Pricing Agreement relating thereto.

1. Introduction. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Designated Shares, for which the firms designated as representatives of the Underwriters of such Designated Shares in the Pricing Agreement relating thereto shall act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This

Underwriting Agreement (the “Agreement”) will not be construed as an obligation of the Company to offer, issue or sell any of the Preferred Shares or as an obligation of any of the Underwriters to purchase the Preferred Shares. The obligation of the Company to issue and sell any of the Preferred Shares and the obligation of any of the Underwriters to purchase any of the Preferred Shares will be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement will, among other things, specify the aggregate number of Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm Shares and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter, and the underwriting discount and commission, if any, payable to the Underwriters with respect thereto and will set forth the date, time and manner of delivery of such Firm Shares and Optional Shares, if any, and payment therefor. The Pricing Agreement will also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms and conditions of such Designated Shares. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement will be several and not joint.

2. Representations, Warranties and Agreements of the Company. The Company and the Operating Partnership, jointly and severally, represent and warrant to, and agree with, each of the Underwriters as follows:

(a) A registration statement on Form S-3 (File No. 333-174700) in respect of the Preferred Shares has been (i) prepared by the Company and the Operating Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder, and (ii) filed with the Commission under the Securities Act and declared effective by the Commission; no stop order suspending the effectiveness of the registration statement or any post-effective amendment thereto, if any, has been issued, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or threatened by the Commission; and the Company proposes to file with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”) a prospectus supplement to the form of prospectus included in such registration statement and has previously advised you of all information (financial and other) with respect to the Company to be set forth therein. The various parts of the registration statement referred to above, each as amended at the time such part of such registration statement was declared effective, including the exhibits thereto, any prospectus supplement relating to the Designated Shares that is filed with the Commission and deemed by virtue of Rule 430A, 430B or 430C under the Securities Act to be a part of such registration statement at the relevant time of effectiveness and the documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 (the “Incorporated Documents”), but excluding the statement of eligibility and qualification on Form T-1, is hereinafter referred to, collectively, as the “Registration Statement.” The prospectus contained in the Registration Statement in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement is hereinafter referred to as the “Base Prospectus.” The Base Prospectus, as

supplemented by the preliminary prospectus supplement relating to the Designated Shares, in the form filed pursuant to Rule 424(b), is hereinafter referred to as the “Preliminary Prospectus”; and the Base Prospectus, as supplemented by the final prospectus supplement relating to the Designated Shares, in the form filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the “Prospectus.” If the Company will have filed an abbreviated registration statement to register additional Preferred Shares pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” will be deemed to include such Rule 462 Registration Statement. Any reference herein to the Base Prospectus, the Preliminary Prospectus or the Prospectus will be deemed to refer to and include the Incorporated Documents that were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act, as the case may be, on or before the date of such prospectus, as the case may be; any reference herein to the terms “amendment” or “supplement,” or similar terms, with respect to the Base Prospectus, the Preliminary Prospectus or the Prospectus will be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Designated Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act and Incorporated Documents under the Exchange Act or the Securities Act, as the case may be, after the issue date of such prospectus and deemed to be incorporated therein by reference; and any reference to any amendment to the Registration Statement will be deemed to include any annual report on Form 10-K of the Company or the Operating Partnership filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the applicable effective date or dates of the Registration Statement that is incorporated by reference in the Registration Statement.

(b) The Incorporated Documents, when they were filed with the Commission or became effective, as the case may be, conformed in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder; none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Preliminary Prospectus or Prospectus, when such documents are filed with the Commission or become effective, as the case may be, will conform in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Registration Statement and the Preliminary Prospectus conform, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereto do not and will not, as of the applicable effective date or dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and when any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Preferred Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representation and warranty set forth in this Section 2(c) will not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Preliminary Prospectus or the Prospectus relating to such Designated Shares.

(d) Prior to or at the time when sales of the Designated Shares were first made in accordance with the applicable Pricing Agreement (the “Time of Sale”), the Company prepared the Preliminary Prospectus and each “free writing prospectus” (as defined pursuant to Rule 405 under the Securities Act), if any, specified in Schedule II to such Pricing Agreement (collectively, the “Time of Sale Information”); the Time of Sale Information, at the Time of Sale did not, and at the Time of Delivery (as defined in Section 4 hereof) will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representation and warranty set forth in this Section 2(d) will not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in such Time of Sale Information; and no statement of a material fact included in the Prospectus has been omitted from the Time of Sale Information, and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(e) The Company (including their agents and representatives, but excluding the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to, nor will prepare, make, use, authorize, approve or refer to, any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Designated Shares (each such communication by the Company or its agents or representatives not referred to in clauses (i) and (ii) below, an “Issuer Free Writing Prospectus”) except for (i) the Preliminary Prospectus and the Prospectus, (ii) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (iii) the documents specified in Schedule II to the applicable Pricing Agreement or other written communications approved in writing in advance by the Representatives; and each Issuer Free Writing Prospectus complied in all material respects with the requirements of the Securities Act, has been filed in accordance with the Securities Act (as and if required by Rule 433 under the Securities Act) and, when taken together with the Preliminary Prospectus, did not, and at the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representation and warranty set forth in this Section 2(e) will not apply with respect to any statements or omissions made in any Issuer Free Writing

Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by an Underwriter of Designated Shares through the Representatives expressly for use in such Issuer Free Writing Prospectus.

(f) Except as noted therein, the consolidated financial statements (including the related notes thereto) incorporated by reference in the Time of Sale Information and the Prospectus present fairly in all material respects the consolidated financial condition of the Company and its consolidated subsidiaries and the Operating Partnership and its consolidated subsidiaries, as applicable, as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; any supporting schedules incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and any pro forma financial information (including the related notes thereto) contained or incorporated by reference in the Time of Sale Information and the Prospectus presents fairly in all material respects the information contained therein and have been prepared on a reasonable basis using reasonable assumptions and in accordance with the applicable requirements of the Securities Act and the Exchange Act. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Information and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g) The Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as set forth in the Time of Sale Information and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, (i) except as set forth on Schedule IV to the applicable Pricing Agreement, there has not been any change in the beneficial interests of the Company (other than (x) issuances of beneficial interests (A) pursuant to equity-based awards granted in the ordinary course of business to trustees or employees of the Company or the Operating Partnership, (B) upon exercise of options or warrants and upon conversion or redemption of convertible or redeemable securities, in each case which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, and (C) upon the exchange of Operating Partnership interests for beneficial interests in the Company and (y) repurchases of the Company’s beneficial interests under the Company’s share repurchase program) or in the partnership interests in the Operating Partnership or the capital stock, partnership, membership or beneficial interests of any of its consolidated subsidiaries, or any change in the long-term debt of the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, and (ii) there has not been any material adverse change in the business, properties, management, results of operations, financial condition or prospects of the Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, except as set forth in the Time of Sale Information and the Prospectus.

(h) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus, and has been duly qualified or registered as a foreign real estate investment trust for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a (i) material adverse effect on the business, properties, management, results of operations, financial condition or prospects of the Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, or (ii) an adverse effect on the ability to perform on the part of, or the performance by, the Company of its obligations hereunder (collectively, a “Material Adverse Effect”); and each other subsidiary of the Company has been duly incorporated, formed or organized and is validly existing as a corporation or other entity in good standing or subsisting under the laws of its jurisdiction of incorporation, formation or organization, with corporate, partnership or limited liability company power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus, and has been duly qualified or registered as a foreign corporation or other foreign entity for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(i) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus, and has been duly qualified or registered as a foreign limited partnership for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(j) The Company has an authorized capitalization as set forth in the Time of Sale Information and the Prospectus, and all of the issued shares of beneficial interests of the Company have been duly and validly authorized and issued and are fully paid; except as set forth in the Time of Sale Information and the Prospectus, all of the issued shares of capital stock, partnership, membership or beneficial interests of each consolidated subsidiary (including, without limitation, the Operating Partnership) have been duly and validly authorized and issued, are fully paid and, if applicable, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims (collectively, “Liens”); and the Company is the sole general partner of the Operating Partnership and its ownership percentage in the Operating Partnership is as set forth in the Time of Sale Information and the Prospectus.

(k) This Agreement and the Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by the Company and the Operating Partnership.

(l) The Preferred Shares have been duly and validly authorized by the Company, and, when Firm Shares are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares, and, in the case of Optional Shares, pursuant to the Over-allotment Option (as defined in Section 3 hereof), if any, with respect to such Designated Shares, such Designated Shares will be duly and validly issued and fully paid; the issuance of the Conversion Shares initially issuable upon the conversion of the Preferred Shares, in accordance with the Articles Supplementary, will be duly authorized and reserved for issuance and, if and to the extent that the Conversion Shares are issued upon the conversion of such Designated Shares in accordance with the terms of the Articles Supplementary, the Conversion Shares will be validly issued, fully paid and non-assessable; the Common Shares and the Preferred Shares, including the Designated Shares, conform to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus; and the Designated Shares and the Conversion Shares will have the rights set forth in the Company’s declaration of trust, as then amended or supplemented; and the holders of outstanding beneficial interests of the Company are not entitled to preemptive or other rights afforded by the Company to subscribe for the Designated Shares or the Conversion Shares.

(m) Neither the Company nor any of its subsidiaries (including, without limitation, the Operating Partnership) is, or with the giving of notice or lapse of time or both would be, in violation of or in default under its declaration of trust, charter, by-laws, partnership agreement, operating agreement or other organizational documents, as applicable, except where, in the case of any subsidiary that is not the Operating Partnership, the violation or default could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or by which it or any of them or any of their respective properties is bound, except where the violation or default could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the issue and sale of the Designated Shares, the compliance by the Company with all of the provisions of this Agreement and the applicable Pricing Agreement and the Over-allotment Option, if any, and the Articles Supplementary, the issuance of the Conversion Shares initially issuable by the Company upon conversion of the Preferred Shares in accordance with the terms of the Articles Supplementary and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or by which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, nor will such actions result in any violation of the provisions of the declaration of trust or the by-laws of the Company, declaration of trust or the limited partnership agreement of the Operating Partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Shares, the compliance by the Company with all of the provisions of this Agreement and the applicable Pricing Agreement and the Over-allotment Option, if any, and the Articles Supplementary, the issuance of the Conversion Shares initially issuable by the Company upon conversion of the Preferred Shares in accordance with the terms of the Articles Supplementary or the consummation by the Company of the other transactions contemplated by this Agreement, the applicable Pricing Agreement, other than the filing with the State Department of Assessments and Taxation of Maryland of the Articles Supplementary and except such as have been, or will have been prior to the Time of Delivery, obtained under the Securities Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters.

(n) Except as set forth in the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or to which any property of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(o) PricewaterhouseCoopers, which has audited certain financial statements of the Company and its consolidated subsidiaries and of the Operating Partnership and its consolidated subsidiaries, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board.

(p) The Company and its subsidiaries (including, without limitation, the Operating Partnership) have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to their respective businesses, in each case free and clear of all Liens except (A) those Liens which have been reflected generally or in the aggregate in the financial statements of the Company and of the Operating Partnership as disclosed in the Time of Sale Information and the Prospectus or as are described specifically, generally or in the aggregate in the Time of Sale Information and the Prospectus, or (B) such Liens not required by generally accepted accounting principles to be disclosed in the financial statements of the Company or of the Operating Partnership, which do not (a) materially adversely interfere with the use made or proposed to be made of such property by the Company and its subsidiaries (including, without limitation, the Operating Partnership) or (b) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(q) Neither the Company nor the Operating Partnership is, and after giving effect to each offering and sale of the Designated Shares is, or will be required to register as, an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(r) At all times commencing with the Company’s taxable year ended December 31, 1986, the Company has been, and after giving effect to the offering and the sale of the Designated Shares will continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and the proposed method of operation of the Company will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(s) The Company and its subsidiaries (including, without limitation, the Operating Partnership) (A) have filed all federal, state, local and foreign tax returns that are required to be filed or have requested extensions thereof except in any case in which the failure so to file could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (B) have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(t) The Company and its subsidiaries (including, without limitation, the Operating Partnership) own or possess, or can acquire on reasonable terms, the trademarks, service marks, trade names, or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, taken as a whole, and no such entity has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of such entities therein, and which infringement, conflict, invalidity or inadequacy could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(u) The Company and its subsidiaries (including, without limitation, the Operating Partnership) possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole.

(v) No labor dispute or disturbance involving the employees of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) or of any other entity exists or, to the knowledge of the Company, is threatened or imminent that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(w) The Company and its subsidiaries (including, without limitation, the Operating Partnership) (A) are in compliance with applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (B)

have received, and are in compliance with, all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) have not received notice of any actual or potential liability under any environmental law, except in each case where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect except as set forth in the Time of Sale Information and the Prospectus; except as set forth in the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries (including, without limitation, the Operating Partnership) has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended; in the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries including the Operating Partnership, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); and on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Time of Sale Information and the Prospectus.

(x) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries (including, without limitation, the Operating Partnership), and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries (including, without limitation, the Operating Partnership) has fulfilled its obligations, if any, under Section 515 of ERISA; except as set forth in the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries (including, without limitation, the Operating Partnership) maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries (including, without limitation, the Operating Partnership) is in compliance in all material respects with the currently applicable provisions of ERISA; neither the Company nor any of its subsidiaries (including, without limitation, the Operating Partnership) has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA; and the assets of the Company and its subsidiaries (including, without limitation, the Operating Partnership) do not, and as of the Time of Delivery will not, constitute “plan assets” under ERISA.

(y) The Company and its subsidiaries (including, without limitation, the Operating Partnership) are currently in compliance with all presently applicable provisions of the Americans with Disabilities Act, as amended, except for any such non-compliance that could not reasonably be expected, individually or in aggregate, to have a Material Adverse Effect.

(z) There is, and has been, no failure on the part of the Company and its subsidiaries (including, without limitation, the Operating Partnership), and any of their respective trustees, directors or officers in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 (relating to loans) and Sections 302 and 906 (relating to certifications).

(aa) No relationship (direct or indirect) exists between or among any of the Company or any affiliate of the Company, on the one hand, and any trustee, officer, shareholder, tenant, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act and the rules and regulations of the Commission thereunder to be described in the Registration Statement, the Time of Sale Information or the Prospectus which is not so described or is not described as required; and there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the trustees or officers of the Company or any of their respective family members.

(bb) (i) The Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ii) Since the end of the most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(iii) The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding disclosure.

(cc) The Company and each of its subsidiaries (including, without limitation, the Operating Partnership) are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; to the knowledge of the Company and its subsidiaries (including, without limitation, the Operating Partnership) all policies of insurance insuring the Company and its subsidiaries (including, without limitation, the Operating Partnership) or their respective businesses, assets, trustees, directors, officers and employees are in full force and effect; the Company and its subsidiaries (including, without limitation, the Operating Partnership) are in compliance with the terms of such policies and instruments in all material respects; neither the Company nor any of its subsidiaries (including, without limitation, the Operating Partnership) has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such coverage; and neither the Company nor any of its subsidiaries (including, without limitation, the Operating Partnership) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected, individually or in aggregate, to have a Material Adverse Effect.

(dd) No subsidiary of the Company (including, without limitation, the Operating Partnership) is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or other equity, from repaying to the Company any loans or advances to such subsidiary from the Company, or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except that, in the case of subsidiaries of the Company set forth on Schedule III to the applicable Pricing Agreement that are joint ventures, the relevant joint venture agreements require the consent of their respective joint venture partners as a condition to making such payments or transfers and that following an event of default under the loan documents encumbering the properties owned by a subsidiary of the Company (including, without limitation, the Operating Partnership) such subsidiary may be prohibited from making distributions to the Company.

(ee) The statistical and market-related data, if any, included in the Time of Sale Information and the Prospectus is based on or derived from sources which the Company believes, in good faith, to be reliable and accurate in all material respects.

(ff) The Company has not taken nor will it take, directly or indirectly any action designed to, or that might reasonably be expected to, cause or result in manipulation of the price of the Preferred Shares.

For purposes of this Section 2, references to “subsidiaries,” insofar as such references relate to entities in which the Company or Operating Partnership own or hold an equity or equivalent interest equal to or less than 50%, are made by the Company and Operating Partnership to their knowledge (after due inquiry).

3. Offer and Sale of the Designated Shares. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares and Optional Shares, if any, for sale upon the terms and conditions set forth in the Prospectus.

The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an “Over-allotment Option”) to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised in whole or in part by written notice from the Representatives to the Company, given at any time within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives.

The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares will be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added will be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement will be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

4. Delivery of the Firm Shares and the Optional Shares. Designated Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least 24 hours’ prior notice to the Company, will be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in federal or other same day funds, payable to the order of the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Shares all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “First Time of Delivery” and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified pursuant to the applicable pricing agreement by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called a “Subsequent Time of Delivery.” Each such time and date for delivery is herein called a “Time of Delivery.”

5. Further Agreements of the Company. The Company agrees with each of the Underwriters of any Designated Shares as follows:

(a) To prepare the Prospectus in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act no later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to file any Issuer Free Writing Prospectus to the extent and within the time period, required by Rule 433 under the Securities Act; to make no further amendment or any supplement to the Registration Statement or Prospectus after the Time of Sale and prior to any Time of Delivery for such Designated Shares which shall be disapproved by the Representatives for such Designated Shares promptly after reasonable notice thereof; not to use, authorize, approve, refer to or file any Issuer Free Writing Prospectus which shall be disapproved by the Representatives for such Designated Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any amendment or supplement to the Registration Statement or the Prospectus after any Time of Delivery for such Designated Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Operating Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Shares; and during such same period to advise the Representatives, promptly after it receives notice thereof, of (i) the time when any amendment to the Registration Statement has been filed or becomes effective or any prospectus supplement to the Prospectus or any amended Prospectus has been filed with the Commission, (ii) the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to such Designated Shares, (iii) the suspension of the qualification of such Designated Shares for offering or sale in any jurisdiction, (iv) the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Securities Act, or (v) any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Preferred Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) If required by Rule 430(B)(h) under the Securities Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Securities Act not later than may be required by Rule 424(b) under the Securities Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof;

(c) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Shares for offering and sale under the securities laws of such jurisdictions within the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of such Designated Shares; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(d) To furnish the Underwriters with (i) two copies of the Registration Statement (as originally filed) and each amendment thereto, and all exhibits and documents incorporated or deemed to be incorporated by reference therein; (ii) copies of the Time of Sale Information; and (iii) copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time in connection with the offering or sale of the Designated Shares; and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated or deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act, to notify the Representatives and subject to Section 5(a) hereof, to prepare and file such document and to furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a prospectus supplement to the Prospectus, which will correct such statement or omission or effect such compliance; and if at any time prior to the Time of Delivery any event shall have occurred as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary to amend or supplement the Time of Sale Information to comply with the Securities Act or the Exchange Act, to notify the Representatives thereof and, subject to Section 5(a) hereof, prepare and file with the Commission (to the extent required) and to furnish to the Underwriters and to any dealer as the Representatives may reasonably request, such amendments or supplements to the Time of Sale Information as will correct such statement or omission or effect such compliance;

(e) During the period beginning from the date of the Pricing Agreement for the Designated Shares and continuing to and including the date specified in the Pricing Agreement for such Designated Shares, without the prior written consent of the Representatives, not to, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any preferred shares of beneficial interest of the Company, or establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any preferred shares of beneficial interest of the Company (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a preferred share of beneficial interest of the Company, whether or not such transaction is to be settled by delivery of preferred shares of beneficial interest of the Company, other securities, cash or other consideration;

(f) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership)(which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(g) To apply the net proceeds from the sale of the Designated Shares as described in the Preliminary Prospectus and the Prospectus;

(h) Not to take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation, which is contrary to any applicable law, of the price of any security of the Company or the Operating Partnership to facilitate the sale or resale of the Preferred Shares;

(i) Not to be or become, at any time prior to the expiration of three years after any Time of Delivery, an “investment company” or an entity “controlled” by an “investment company” (as such terms are defined in the Investment Company Act);

(j) To use its best efforts to continue to be organized and operated in conformity with the requirements for qualification as a REIT under the Code for each of its taxable years for so long as the Board of Trustees of the Company deems it in the best interests of the Company’s shareholders to remain so qualified and not to be materially and adversely against the interests of the holders of the Designated Shares to fail to be so qualified; and

(k) To retain, pursuant to reasonable procedures developed in good faith, copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(l) To use its reasonable best efforts to list the Preferred Shares and Conversion Shares on the New York Stock Exchange as soon as practicable and to thereafter maintain such listing so long as any Preferred Shares and Conversion Shares, as applicable, remain outstanding.

(m) To, prior to the Time of Delivery, file the Articles Supplementary with the State Department of Assessments and Taxation of Maryland, and will cause such Articles Supplementary to become effective under the Maryland General Corporation Law prior to the Time of Delivery.

(n) The Company will reserve and keep available at all times, free of preemptive or similar rights, the maximum number of Conversion Shares into which the Designated Shares may be converted.

(o) Between the date hereof and the Time of Delivery, the Company will not take or authorize any action or thing that would result in an adjustment of the conversion rate of the Preferred Shares.

6. Certain Agreements of the Underwriters Regarding Free Writing Prospectuses. Each Underwriter, severally and not jointly, hereby represents and warrants to, and agrees with, the Company as follows:

(a) Such Underwriter has not used, authorized, referred to or participated in the planning for use of, and will not use, authorize, refer to or participate in the planning for use of, any “free writing prospectus” (as defined in Rule 405 under the Securities Act) except for (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433 (other than a free writing prospectus under Section 6(b) below), (ii) any Issuer Free Writing Prospectus listed on Schedule II to the applicable Pricing Agreement or prepared pursuant to Section 2(e) or Section 5(a) hereof, or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”);

(b) Such Underwriter has not used, and will not, without the prior written consent of the Company, use, any free writing prospectus that contains the final terms of the Designated Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided, however, that Underwriters may use one or more term sheets containing information substantially to the effect set forth in Schedule II to the Pricing Agreement hereto without the prior consent of the Company; and

(c) Such Underwriter shall, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.

7. Payment of Expenses. The Company covenants and agrees with the several Underwriters that the Company shall pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and independent registered public accounting firm in connection with the registration of the Preferred Shares under the Securities Act; (ii) all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus, the Preliminary Prospectus and the Prospectus and all other amendments and supplements thereto, and any Issuer Free Writing Prospectus, and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing and producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents so long as such documents have been approved by the Company in connection with the offering, purchase, sale and delivery of the Preferred Shares; (iv) all expenses in connection with the qualification of the Preferred Shares for offering and sale under state securities laws as provided in Section 5(c) hereof, including the fees and disbursements of the counsel to the Underwriters, in connection with such qualification and in connection with any Blue Sky and legal investment surveys; (v) any fees charged by securities rating agencies for rating the Preferred Shares; (vi) any filing fees incident to, and the reasonable fees and disbursements of the counsel to the Underwriters, in connection with any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Preferred Shares; (vii) the cost of preparing the certificates for the Preferred Shares; (viii) the reasonable fees and expenses of any transfer agent or registrar or dividend disbursing agent; (ix) any taxes payable in connection with the issuance, sale and delivery of the Designated Shares to the Underwriters; (x) all fees imposed by any stock exchange related to the filing or registration of the Designated Shares or Conversion Shares; and (xi) all other costs and expenses incident to the performance of its obligations hereunder and under any Pricing Agreement, which are not otherwise specifically provided for in this Section. It is understood, however, that, except as otherwise specifically provided in this Section 7 and Sections 9 and 14 hereof, the Underwriters shall pay all of their own costs and expenses, including the fees of the counsel to the Underwriters, transfer taxes on resale of any of the Designated Shares by them, and any advertising expenses connected with any offers they may make.

8. Conditions of Underwriters’ Obligations. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares will be subject, in the Representatives’ discretion, to the condition that all representations and warranties and other statements of the Company included or incorporated by reference in the Pricing Agreement relating to such Designated Shares are true and correct at and as of any Time of Delivery for such Designated Shares and the condition that prior to such Time of Delivery the Company will have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

(a) (i) The Preliminary Prospectus and the Prospectus in relation to the applicable Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; (ii) each Issuer Free Writing Prospectus relating to the Designated Shares (including, without limitation, an Issuer Free Writing Prospectus setting forth the final terms of the Designated Shares) shall have been filed with the Commission pursuant to Rule 433 under the Securities Act within the applicable time period prescribed for such filing by Rule 433 and in accordance with Section 5(a) hereof; (iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act shall have been initiated or threatened by the Commission; and (iv) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

(b) Simpson Thacher & Bartlett LLP, counsel to the Underwriters, will have furnished to the Representatives such opinion or opinions, dated each Time of Delivery, with respect to the good standing status of the Company, the Designated Shares, the Registration Statement, the Prospectus, the Time of Sale Information and such other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

(c) Pepper Hamilton LLP, counsel to Company, shall have furnished to the Representatives their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representatives, substantially to the effect of Annex II hereto;

(d) On the date of the applicable Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, Pricewaterhouse Coopers LLP, which has audited the financial statements of the Company and its consolidated subsidiaries and of the Operating Partnership and its consolidated subsidiaries, included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives letters, dated the respective dates of delivery, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus;

(e) (i) The Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as set forth in the Time of Sale Information and the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus (without giving effect to any amendment thereof or supplement thereto subsequent to the date of the Pricing Agreement relating to the Designated Shares), except as set forth in Schedule IV to the applicable Pricing Agreement, there has not been any change in the beneficial interests of the Company (other than (x) issuances of beneficial interests (A) pursuant to equity-based awards granted in the ordinary course of business to trustees or employees of the Company or the Operating Partnership, (B) upon exercise of options and upon conversion or redemption of convertible or redeemable securities, in each case which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, and (C) upon the exchange of Operating Partnership interests for beneficial interests in the Company and (y) repurchases of the Company’s beneficial interests under the Company’s share repurchase program) or in the partnership interests in the Operating Partnership or the capital stock, partnership, membership or beneficial interests of any of its consolidated subsidiaries, or any change in the long-term debt of the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, results of operations, financial condition or prospects of the Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, except as set forth in the Time of Sale Information and the Prospectus (without giving effect to any amendment thereof or supplement thereto subsequent to the date of the Pricing Agreement relating to the Designated Shares), the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;

(f) On or after the date of the Pricing Agreement relating to the Designated Shares, (i) no downgrading shall have occurred in the rating accorded the Operating Partnership’s debt securities or the Company debt securities or, if applicable, preferred shares of beneficial interest by any “nationally recognized statistical rating organization” (as the term is defined in Section 3(a)(62) of the Exchange Act) and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Operating Partnership’s debt securities or the Company’s debt securities or preferred shares;

(g) On or after the date of the Pricing Agreement relating to the Designated Shares, there shall not have occurred any of the following: (i) trading generally will have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or the Operating Partnership shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities will have been declared by federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services; or (iv) there will have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or declaration of national emergency or war by the United States or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus;

(h) The Preferred Shares and Conversion Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance on the New York Stock Exchange;

(i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Shares a certificate or certificates of officers of the Company in such form and executed by such officers of the Company as will be satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in Sections 8(a), 8(e), 8(f) and 8(h) and as to such other matters as the Representatives may reasonably request; and

(j) The Articles Supplementary shall have been filed with the State Department of Assessments and Taxation of Maryland and become effective under the Maryland General Corporation Law.

9. Indemnification and Contribution. (a) The Company and the Operating Partnership, jointly and severally, will indemnify and hold harmless each Underwriter, its directors, officers and employees, each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, and its affiliates, from and against any losses, claims, damages or liabilities, joint or several, or any action in respect thereof to which such Underwriter, director, officer, employee, controlling person or affiliate may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities or actions arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, the Time of Sale Information, or any Issuer Free Writing Prospectus or any “issuer information” (as defined in Rule 433 under the Securities Act) filed or required to be filed pursuant to Rule 433(d), or (ii) the omission or alleged omission to state in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any amendments or supplements thereto, the Time of Sale Information, or any Issuer Free Writing Prospectus or issuer information (as defined above) a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such director, officer, employee, controlling person and affiliate promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter and each such director, officer, employee, controlling person and affiliate in connection with investigating or defending any such loss, damage, liability, action or claim as such expenses are incurred; provided, however, that the Company and the Operating Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any such amendment or supplement, the Time of Sale Information, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus relating to such Designated Shares.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and the Operating Partnership and their respective trustees, officers and employees and each person, if any, who controls the Company or Operating Partnership within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities to which the Company, the Operating Partnership or any of their respective trustees, officers, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, the Time of Sale Information, or any Issuer Free Writing Prospectus or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any such amendment or supplement, the Time of Sale Information, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or Operating Partnership by such Underwriter through the Representatives expressly for use therein, and will reimburse the Company or the Operating Partnership for any legal or other expenses reasonably incurred by the Company or Operating Partnership in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under Section 9(a) or 9(b) above of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action will be brought against any indemnified party and it will notify the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it will wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who will not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party will have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel will be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party will have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party will not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties. If the indemnifying party does not assume the defense of such action, it is understood that the indemnifying party will not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties, which firms will be designated in writing by the Representatives, if the indemnified parties under this Section 9 consist of any Underwriter of the Designated Shares or any of its respective directors, officers, employees, controlling persons or affiliates, or by the Company and the Operating Partnership, if the indemnified parties under this Section 9 consist of the Company or the Operating Partnership, or any of their respective trustees, officers or controlling persons. The indemnifying party will not be liable for any settlement of an action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent will not be unreasonably withheld. No indemnifying party will, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. For purposes of this Section 9, references to “counsel” will include a firm of attorneys.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 9(c) above, then each indemnifying party will contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to in the immediately preceding sentence but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and such Underwriters on the other will be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Underwriters in respect thereof. The relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company or the Operating Partnership on the one hand or by any such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter will be required to contribute any amount in excess of the amount by which the total public offering price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Shares and not joint.

(e) The obligations of the Company and the Operating Partnership under this Section 9 will be in addition to any liability which the Company and Operating Partnership may otherwise have and will extend, upon the same terms and conditions, to each director, officer and employee of any Underwriter, to each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, and to each affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 will be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each of the respective trustees, officers and employees of the Company and the Operating Partnership and to each person, if any, who controls the Company or Operating Partnership within the meaning of the Securities Act or the Exchange Act.

10. Defaulting Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Designated Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Shares on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Designated Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement will include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

(b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 10(a) above, the aggregate number of such Preferred Shares, which remains unpurchased does not exceed one-eleventh of the number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery then the Company will have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro-rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein will relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 10(a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-

eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery as referred to in Section 10(b) above, or if the Company will not exercise the right described in Section 10(b) above to require non-defaulting Underwriters to purchase the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein will relieve a defaulting Underwriter from liability for its default.

11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Operating Partnership and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, will remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer or employee, controlling person or affiliate of any Underwriter, or the Company or the Operating Partnership, or any trustee, officer or employee or controlling person of the Company or the Operating Partnership, and will survive delivery of and payment for the Designated Shares.

12. Termination. If any Pricing Agreement will be terminated pursuant to Section 10 hereof or if any condition in Section 8(g)(i), 8(g)(iii) or 8(g)(iv) hereof is not satisfied, the Company shall not then be under any liability to any Underwriter with respect to the Designated Shares covered by such Pricing Agreement except as provided in Sections 7 and 9 hereof, but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company shall reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company will then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 7 and 9 hereof.

13. Authority of Representatives. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto will be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

14. Notices. All statements, requests, notices and agreements hereunder will be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Operating Partnership shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters’ questionnaire, or telex constituting such questionnaire, which address will be supplied to the Company and the Operating Partnership by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15. Nature of Underwriters’ Obligations. The Company and the Operating Partnership acknowledge and agree that (i) the purchase and sale of the Designated Shares pursuant to this Agreement and the applicable Pricing Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Operating Partnership, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to the offering of the Designated Shares or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Operating Partnership on other matters) or any other obligation to the Company or the Operating Partnership except the obligations expressly set forth in this Agreement and the applicable Pricing Agreement and (iv) the Company and the Operating Partnership have consulted their own legal and financial advisors to the extent they deemed it appropriate. The Company and the Operating Partnership agree that they shall not claim that the Underwriters, or any of them, owes an advisory, fiduciary or similar duty to the Company in connection with such transaction or the process leading thereto.

16. Persons Entitled to Benefit of Agreement. This Agreement and each Pricing Agreement will be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Operating Partnership and, to the extent provided in Sections 9 and 11 hereof, the trustees, officers and employees of the Company or the Operating Partnership or the directors, officers and employees of any Underwriter, each person who controls the Company, the Operating Partnership or any Underwriter, and the affiliates of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person will acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Shares from any Underwriter will be deemed a successor or assign by reason merely of such purchase.

17. Time of Essence. Time shall be of the essence of each Pricing Agreement. As used herein, “business day” means any day on which the New York Stock Exchange, Inc. is open for trading.

18. Governing Law. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19. Counterparts. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts will together constitute one and the same instrument.

Very truly yours,

BRANDYWINE REALTY TRUST

By:	/s/ Howard M. Sipzner
Name:	Howard M. Sipzner
Title:	Executive Vice President, Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

By:	Brandywine Realty Trust, its General Partner

By:	/s/ Howard M. Sipzner
Name:	Howard M. Sipzner
Title:	Executive Vice President, Chief Financial Officer

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Shawn Cepeda
Name:	Shawn Cepeda
Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Auren Kule
Name:	Auren Kule
Title:	Vice President

For themselves and as Representatives

of the several Underwriters

ANNEX I

PRICING AGREEMENT

            , 201

    As Representatives of the several

    Underwriters named in Schedule I hereto

    Ladies and Gentlemen:

Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), and Brandywine Operating Partnership, L.P., a Delaware limited partnership and subsidiary of the Company (the “Operating Partnership”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated April 3, 2012 (the “Underwriting Agreement”), among the Company, the Operating Partnership and you for the Company to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the common shares of beneficial interests of the Company specified in Schedule I hereto (the “Designated Shares,” consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Preliminary Prospectus and the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Preliminary Prospectus and the Prospectus, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Preliminary Prospectus and the Prospectus relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Underwriters of the Designated Shares pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule I hereto.

The Prospectus, relating to the Designated Shares, in the form of the draft heretofore delivered to you, is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule I hereto, the number of Firm Shares set forth in Schedule I hereto and (b) in the

ANNEX I-1

event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees to purchase from the Company at the purchase price to the Underwriters set forth in Schedule I hereto that portion of the number of Optional Shares as to which such election shall have been exercise. The Company hereby grants to each of the Underwriters the right to purchase, from time to time, at its election up to the number of Optional Shares set forth in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Underwriters, but in no event earlier than the First Time of Delivery or, unless the Underwriters and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement among the Company, the Operating Partnership and the Underwriters.

Annex I-2

Very truly yours,

BRANDYWINE REALTY TRUST

By:
Name:
Title:

BRANDYWINE OPERATING PARTNERSHIP, L.P.

By:	Brandywine Realty Trust, its General Partner

By:
Name:
Title:

ANNEX I-3

[NAME OF REPRESENTATIVE]

By:
Name:
Title:

[NAME OF REPRESENTATIVE]

By:
Name:
Title:

Annex I-4

SCHEDULE I

Title of Designated Shares: [—]% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 and liquidation preference $25 per share

Number of Designated Shares:

Number of Firm Shares: [                ]

Maximum Number of Optional Shares: [                ]

Initial Offering Price to Public: $[        ] per share

Purchase Price by Underwriters: $[        ] per share

Distribution Rate:

Distribution Payments Dates:

Optional Redemption Date:

Conversion Rights—Share Cap:

Underwriter	Number of Shares

Total

Form of Designated Shares: Definitive form to be made available for checking by the Representative at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company or its designated custodian.

Clear Market Period (Section 5(e) of the Underwriting Agreement): From date hereof through [            ], 201[    ].

SCHEDULE I-1

Specified Funds for Payment of Purchase Price: Federal or other same day funds

Time of Delivery: [9:30] a.m. (New York City time),[            ], 201[    ]

Closing Location: Simpson Thacher & Bartlett LLP

  425 Lexington Avenue

  New York, New York 10017

Names and Addresses of Representative: [                    ]

Addresses for Notices, etc.: [                    ]

Underwriters’ Counsel: Simpson Thacher & Bartlett LLP

Additional Terms and Conditions: [                    ]

SCHEDULE I-2

SCHEDULE II

Specified Free Writing Prospectus

Term Sheet, dated the date hereof, filed pursuant to Rule 433 under the Securities Act.

SCHEDULE II-1

SCHEDULE III

Specified Joint Venture Subsidiaries

Two Tower Bridge Associates

Four Tower Bridge Associates

Five Tower Bridge Associates

Six Tower Bridge Associates

Seven Tower Bridge Associates

Eight Tower Bridge Associates

1000 Chesterbrook Boulevard

PJP Building Two, LC

PJP Building Five, LC

PJP Building Six, LC

PJP Building Seven, LC

Macquarie BDN Christina LLC

Broadmoor Austin Associates

Residence Inn Tower Bridge

G&I Interchange Office LLC (DRA)

Invesco, L.P.

Coppell Associates

One Commerce Square

Two Commerce Square

Brandywine – AI Venture, LLC

Brandywine 1919 Ventures

SCHEDULE III-1

SCHEDULE IV

Changes in Beneficial Interest of the Parent Company

None.

SCHEDULE IV-1

ANNEX II

FORM OF OPINION OF PEPPER HAMILTON LLP, COUNSEL TO THE COMPANY

April     , 2012

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

And the other several Underwriters named

in the Underwriting Agreement referred to below

Re:	Brandywine Realty Trust Public Offering of up to [ ] [ ]% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share and liquidation preference $25 per share, pursuant to the Registration Statement on Form S-3 (Registration No. 333-174700)

Ladies and Gentlemen:

We have acted as counsel to Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), and Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), in connection with the execution and delivery by the Company and the Operating Partnership of the Underwriting Agreement and the related Pricing Agreement, each dated [            ], 2012 (together, the “Underwriting Agreement”) among the Company, the Operating Partnership, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the Underwriters named in Schedule I thereto (the “Underwriters”), and the filing by the Company with the United States Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s Registration Statement on Form S-3 (No. 333-174700) (together with the Incorporated Documents, the “Registration Statement”); the prospectus dated June 3, 2011 that is a part of the Registration Statement (together with the Incorporated Documents, the “Base Prospectus”); and the preliminary prospectus supplement dated [            ] (the “Preliminary Prospectus Supplement” and, together with the Incorporated

ANNEX II-1

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

April __, 2012

Documents and the Base Prospectus, the “Preliminary Prospectus”) and the final prospectus supplement dated [            ], 2012 and filed by the Company with the Commission on [            ], 2012 (the “Prospectus Supplement” and, together with the Incorporated Documents and the Base Prospectus, the “Prospectus”), each relating to the sale by the Company of [            ] shares of the Company’s [            ]% Series E Cumulative Redeemable Preferred Shares, par value $0.01 per share and liquidation preference of $25 per share (the “Preferred Shares”), which will have the rights, powers and preferences set forth in the Articles Supplementary classifying and designating the Preferred Shares (the “Articles Supplementary”). In certain circumstances, the Preferred Shares will be convertible into shares of the Company’s common shares of beneficial interest, par value $0.01 per share (the shares of Common Stock into which such Preferred Shares are convertible, the “Conversion Shares”). The “Time of Sale Information,” as used herein, means the Preliminary Prospectus together with the Term Sheet listed in Schedule II to the Underwriting Agreement.

This opinion is delivered to you pursuant to Section 8(c) of the Underwriting Agreement. Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to them in the Underwriting Agreement.

In connection with this opinion, we have examined the Underwriting Agreement, the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Articles Supplementary as filed with the State Department of Assessment and Taxation of Maryland, originals, or copies reproduced or certified to our satisfaction, of such trust, corporate, limited liability and partnership organizational documents, agreements, records and other documents of the Company and each of the subsidiaries of the Company that the Company has advised us constitute all of its “significant subsidiaries” (as defined in Rule 405 under the Securities Act) (each of which significant subsidiaries is identified on Schedule I to this opinion (the “Significant Subsidiaries”)), the instruments and documents delivered at the closing of the transactions set forth in the Underwriting Agreement, and such other documents, records and instruments as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials and of certificates of officers of the Company and the Operating Partnership, and investigations of fact, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of the Company and the Operating Partnership contained in the Underwriting Agreement and in certificates of officers of the Company and the Operating Partnership and certificates of public officials.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

April __, 2012

Where matters are stated to be “to our knowledge”, “to our knowledge after due inquiry” or otherwise “known to us” or words of similar import, our knowledge is limited to the actual knowledge of those attorneys in our office who have participated in the transactions contemplated by the Underwriting Agreement or who have represented the Company or the Operating Partnership in other matters, the review of documents provided to us by the Company and the Operating Partnership in connection with such transactions or other matters, and inquiries of officers and employees of the Company and the Operating Partnership. We have not independently verified the accuracy of the matters set forth in the written statements or certificates upon which we have relied, nor have we undertaken any lien, intellectual property, suit or judgment searches or searches of court dockets in any jurisdiction.

We have assumed: (i) the due execution and delivery, pursuant to due authorization, of the Underwriting Agreement by the Underwriters; (ii) the genuineness of the signatures of, and the authority of, persons signing the Underwriting Agreement on behalf of the Underwriters; (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals; and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

No opinion is rendered as to matters not specifically referred to herein and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect to which such reference is not made.

We further have assumed that the consideration required to be paid for the issuance of (i) the outstanding preferred shares pursuant to resolutions of the Board of Trustees of the Company authorizing the issuance of those securities has, in fact, been paid to and received by the Company and (ii) the outstanding units of limited and general partnership interests of the Operating Partnership and the outstanding shares of capital stock, beneficial interest and partnership interest, as applicable, in each of the Significant Subsidiaries has in fact been paid to and received by the Company.

This opinion is limited solely to matters governed by the laws of the State of Maryland, the State of New York, the Commonwealth of Pennsylvania, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act and the federal laws of the United States, without regard to conflict or choice of law principles, and the references herein to laws, statutes and regulations shall be interpreted consistent with such limitation.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

April __, 2012

Based upon and subject to the foregoing and the qualifications and limitations set forth below, we are of the opinion that:

1. The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus.

2. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with limited partnership power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus; the units of partnership interest in the Operating Partnership (“Units”) owned by the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and free of any preemptive or other rights afforded by the Operating Partnership to subscribe for or purchase Units under applicable law or any agreement known to us; and the Units issuable to the Company in exchange for the contribution by the Company to the Operating Partnership of the net proceeds from issuance and sale of the Preferred Shares will, when such Units are issued and delivered as described in the Time and Sale Information and the Prospectus, be duly and validly issued and fully paid and free of any preemptive or other rights afforded by the Operating Partnership to subscribe for or purchase Units under applicable law or any agreement known to us.

3. Each of the Significant Subsidiaries has been duly incorporated, formed or organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation, formation or organization, with corporate, trust, limited liability company or partnership power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus; and all of the issued shares of capital stock, limited liability company interests, partnership interests or beneficial interests, as applicable, of each of the Significant Subsidiaries have been duly and validly authorized and issued, are fully paid and, as applicable, non-assessable. We have no reason to believe that the Company has any “significant subsidiaries” (as defined in Rule 405 under the Securities Act) other than the Significant Subsidiaries.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

April __, 2012

4. All of the issued beneficial interests of the Company have been duly and validly authorized and issued and are fully paid; and the Company is the sole general partner of the Operating Partnership and its percentage interest and ownership in the Operating Partnership is as set forth in the Time of Sale Information and the Prospectus as of the dates indicated therein.

5. The Company has been duly qualified or registered as a foreign trust for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the Operating Partnership has been duly qualified or registered as a foreign partnership for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect; and each other Significant Subsidiary has been duly qualified or registered as a foreign corporation or other entity for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

6. The Preferred Shares have been duly and validly authorized, and, when the Preferred Shares are issued and delivered against payment therefor pursuant to the Underwriting Agreement (including the Pricing Agreement), the Preferred Shares will be duly and validly issued and fully paid and free of any preemptive or other rights afforded by the Company to subscribe for or purchase the Preferred Shares under applicable law or any agreement known to us; the Preferred Shares conform, in all material respects, to the description thereof contained in the Time of Sale Information and the Prospectus and will have the rights set forth in the Company’s declaration of trust and by-laws, each, as then amended or supplemented (including the Articles Supplementary and the applicable provisions of the laws of Maryland governing real estate investment trusts).

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

April __, 2012

7. The Articles Supplementary have been duly filed with the State Department of Assessments and Taxation of Maryland and have become duly effective under the Maryland General Corporation Law.

8. The Conversion Shares have been duly and validly authorized and reserved for issuance and, when issued and delivered upon conversion of the Preferred Shares pursuant to the Articles Supplementary, will be duly and validly issued, fully paid and non-assessable; the Conversion Shares conform, in all material respects, to the description thereof contained in the Time of Sale Information and the Prospectus; the Conversion Shares will have the rights set forth in the Company’s declaration of trust and by-laws, each as then amended or supplemented (including the applicable provisions of the laws of Maryland governing real estate investment trusts); and there are no preemptive or other rights afforded by the Company to subscribe for or purchase any Conversion Shares under applicable law or any agreement known to us.

9. To our knowledge, and except as set forth in the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party, or of which any property of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is the subject, which are required, individually or in the aggregate, to be disclosed in the Registration Statement, the Time of Sale Information or the Prospectus which are not fairly described therein as required; and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

10. The Underwriting Agreement (including the Pricing Agreement) has been duly authorized, executed and delivered by the Company and the Operating Partnership.

11. The issuance and sale of the Preferred Shares being delivered at the Time of Delivery on the date hereof, the issuance of any Conversion Shares issuable by the Company upon conversion of the Preferred Shares in accordance with the Articles Supplementary, the compliance by the Company and the Operating Partnership with all of the provisions of the Underwriting Agreement (including the Pricing Agreement) and the consummation of the other transactions contemplated by the Underwriting Agreement (including the Pricing Agreement) do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company or any of its subsidiaries (including,

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

April __, 2012

without limitation, the Operating Partnership) is a party or by which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, nor do such actions result in any violation of the provisions of the declaration of trust or the by-laws of the Company or the limited partnership agreement of the Operating Partnership, or any statute or any order, rule or regulation known to us of any court or governmental agency or body of the States of Delaware, Maryland or New York, the Commonwealth of Pennsylvania or the United States of America, in each case having jurisdiction over the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) or any of their properties.

12. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Preferred Shares being delivered at the Time of Delivery on the date hereof, the issuance of any Conversion Shares issuable by the Company upon conversion of the Preferred Shares in accordance with the Articles Supplementary, the compliance by the Company and the Operating Partnership with all of the provisions of the Underwriting Agreement (including the Pricing Agreement), or the consummation by the Company or the Operating Partnership of the other transactions contemplated by the Underwriting Agreement (including the Pricing Agreement), except such as have been obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Shares by the Underwriters (as to which we express no opinion).

13. The Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus included in the Time of Sale Information, the Prospectus and any amendments and supplements thereto made by the Company prior to the Time of Delivery for the Preferred Shares (other than the financial statements and related notes and schedules and other financial data therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder.

14. The Incorporated Documents (other than the financial statements and related notes and schedules and other financial data therein, as to which we express no opinion), when they were filed with the Commission or became effective, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder. We identify on Schedule II to this opinion the documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

April __, 2012

15. Neither the Company nor the Operating Partnership is, or upon the issuance and sale of the Preferred Shares and the application of the net proceeds therefrom as described in the Time of Sale Information and the Prospectus will be, an “investment company” within the meaning of the Investment Company of 1940, as amended.

16. The statements made under the captions “Material Federal Income Tax Considerations” in the Time of Sale Information and the Prospectus, insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

17. Commencing with its taxable year ended December 31, 1986, the Company has, since the effective date of its REIT election, been organized and operated in a manner so as to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended, and the Company’s proposed method of operation will enable it to continue to qualify for taxation as a REIT.

18. The Registration Statement has become effective under the Securities Act; the Preliminary Prospectus and the Prospectus relating to the Preferred Shares were filed with the Commission within the prescribed time periods pursuant to Rule 424(b) under the Securities Act; any Issuer Free Writing Prospectus relating to the Preferred Shares was filed with the Commission within the prescribed time periods pursuant to Rule 433 under the Securities Act; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued or proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission.

19. To our knowledge, there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Time of Sale Information or the Prospectus or required to be described in the Registration Statement, the Time of Sale Information or the Prospectus that are not filed or incorporated by reference or described as required.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

April __, 2012

We advise you that because the primary purpose of our engagement was not to establish or confirm factual matters or financial or accounting matters, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus included in the Time of Sale Information or the Prospectus or any amendments thereto (other than to the extent expressly set forth under paragraphs 6, 8 and 16 above). Without limiting the foregoing, we assume no responsibility for and have not independently verified the accuracy, completeness or fairness of the financial statements and related notes and schedules and other financial data included in the Registration Statement or Prospectus or any amendments thereto and have not examined the accounting or financial records from which such financial statements, notes, schedules and other financial data are derived. In connection with our engagement, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, you and your counsel and representatives of the Underwriters at which the contents of the Registration Statement, the Time of Sale Information, the Prospectus and any amendments thereto were discussed and have also reviewed certain documents and records of the Company and the Operating Partnership.

Based upon such participation, discussions and reviews, we have no reason to believe that (i) as of its effective date, the Registration Statement (other than the financial statements and related notes and schedules and other financial data therein, as to which we express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of the Time of Sale (which we have we have assumed to be the date of the Underwriting Agreement), the Time of Sale Information (other than the financial statements and related notes and schedules and other financial data therein, as to which we express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) as of its date and as of the Time of Delivery, the Prospectus or any amendment or prospectus supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes and schedules and other financial data therein, as to which we express no belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or that, as of the time they were filed with the Commission or became effective, as the case may be, any of the Incorporated Documents, when they were so filed or became effective, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, we are not aware of any amendment to the Registration Statement which is required to be filed.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

April __, 2012

The opinions expressed in paragraphs 16 and 17 above are based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations thereunder (including proposed and temporary Treasury regulations) and interpretations of the foregoing as expressed in court decisions, legislative history and administrative determinations of the Internal Revenue Service (the “IRS”) (including its practices and policies in issuing private letter rulings, which are not binding on the IRS, except with respect to a taxpayer that receives such a ruling), all as of the date hereof. This opinion represents our best legal judgment with respect to the probable outcome on the merits and is not binding on the IRS or the courts. There can be no assurance that positions contrary to our opinion will not be taken by the IRS, or that a court considering the issues would not reach a conclusion contrary to such opinions. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, would not adversely affect the opinions expressed herein.

This opinion is given as of the date hereof and is based on laws and regulations as they exist and are construed as of the date hereof. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may come to our attention after the date hereof, or any changes in laws or regulations that may occur after the date hereof. The Company’s qualification for taxation as a REIT depends upon the Company’s ability to meet, on a continuing basis, through actual annual operating and other results, the requirements of the Code, including the requirements with regard to the sources of its gross income, the composition of its assets, the level of its distributions to shareholders and the diversity of its share ownership. We will not review the Company’s compliance with these requirements on a continuing basis. Accordingly, no assurance can be given that the actual results of the Company’s operations, the sources of its income, the nature of its assets, the level of its distributions to shareholders and the diversity of its share ownership for any given taxable year will satisfy the requirements under the Code for qualification and taxation as a REIT.

This opinion is rendered only to the addressees set forth above and is solely for the benefit of such addressees and may not be quoted to or relied upon by any other person or entity without the express written prior consent of a partner of this firm. Notwithstanding the foregoing, Simpson Thacher & Bartlett LLP, counsel to the Underwriters, may rely on this opinion for the sole purpose of rendering its legal opinion to the Underwriters pursuant to the Underwriting Agreement.

Very truly yours,

PEPPER HAMILTON LLP

SCHEDULE I

Significant Subsidiaries

1.	Brandywine Operating Partnership, L.P., a Delaware limited partnership

2.	Brandywine Acquisition Partners LP, a Delaware limited partnership

Schedule I-1

SCHEDULE II

Report Filed	Date of Filing
Annual Report on Form 10-K for the year ended December 31, 2011 of Brandywine Realty Trust	Filed on February 24, 2012

Information commencing under the caption “Trustees” on page 6, and continuing through page 56, as well as information under the caption “Fees to Independent Registered Public Accounting Firm” on pages 57 and 58, in each case in the Company’s Definitive Proxy Statement on Schedule 14A

Filed on April 15, 2011

Current Reports on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on January 12, 2012

Current Reports on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on February 1, 2012

Current Reports on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on March 7, 2012

Current Reports on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on March 23, 2012

Current Reports on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on April [—], 2012

Current Reports on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on April [—], 2012

Registration Statement on Form 8-A of Brandywine Realty Trust	Filed on October 14, 1997

Registration Statement on Form 8-A of Brandywine Realty Trust	Filed on December 29, 2003

Registration Statement on Form 8-A of Brandywine Realty Trust	Filed on February 5, 2004

Registration Statement on Form 8-A of Brandywine Realty Trust	Filed on April [—], 2012

Schedule II-1